UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2021 adomani, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38078	46-0774222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1215 Graphite Drive

Corona, California 92881

(Address of principal executive offices) (Zip Code)

(951) 407-9860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	ADOM	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 16, 2021, ADOMANI, Inc., a Delaware corporation (“ADOMANI”), completed its previously announced acquisition of Envirotech Drive Systems, Inc., a Delaware corporation (“EVT”), pursuant to that certain Agreement and Plan of Merger, dated February 16, 2021 (the “Merger Agreement”), by and among ADOMANI, EVT, and EVT Acquisition Company, Inc., a Delaware corporation and wholly owned subsidiary of ADOMANI (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub was merged with and into EVT, with EVT surviving as a wholly owned subsidiary of ADOMANI (the “Merger”).

In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of the common stock, par value $0.0001 per share, of EVT was automatically converted into the right to receive one share of the common stock, par value $0.00001 per share, of ADOMANI (“Common Stock”). As a result of the Merger, ADOMANI issued an aggregate of 142,558,000 shares of its Common Stock to the former EVT stockholders, which shares represented approximately 56% of the total issued and outstanding shares of Common Stock immediately following the effective time of the Merger.

The shares of Common Stock issued in connection with the Merger were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder, and Regulation S promulgated under the Securities Act.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 17, 2021, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K regarding the issuance of the shares of Common Stock in connection with the Merger is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change in control of ADOMANI occurred. The information required by Item 5.01 is contained in Item 2.01 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Increase in Size of Board of Directors

On March 16, 2021, in connection with the Merger, the board of directors of ADOMANI (the “Board”) adopted a resolution increasing the size of the Board from five directors to seven directors.

Resignations of Directors

In connection with the Merger and effective as of the effective time thereof, each of Gary W. Nettles, Janet Boydell, and John F. Perkowski resigned from the Board and any respective committees of the Board of which they were members. Such resignations were not the result of any disagreements with ADOMANI relating to its operations, policies, or practices.

Appointments of Directors

In accordance with the Merger Agreement, on March 16, 2021, each of Phillip W. Oldridge, Theodore Thordarson, Melissa Barcellos, Michael Di Pietro, Pam Compton, and Terri White Elk was appointed to the Board as a director, to fill an existing vacancy and to serve on the Board for a term expiring at the next annual meeting of the stockholders at which the term of office of the class to which they have been elected expires or such director’s successor shall have been duly elected and qualified. Michael K. Menerey will continue to serve as a director of the Company.

Following the appointments described above in connection with the Merger, the classes of the Board are composed as follows:

•	Pam Compton and Terri White Elk serve on the Board as Class I directors, for a term expiring at ADOMANI’s 2021 annual meeting of the stockholders.

•	Theodore Thordarson, Melissa Barcellos and Michael K. Menerey serve on the Board as Class II directors, for a term expiring at ADOMANI’s 2022 annual meeting of the stockholders.

•	Phillip W. Oldridge and Michael Di Pietro serve on the Board as Class III directors, for a term expiring at ADOMANI’s 2023 annual meeting of the stockholders.

It is expected that: (i) Michael Di Pietro, Melissa Barcellos, and Terri White Elk are expected to be appointed to the audit committee of the Board, with Mr. Di Pietro expected to be appointed as the chairperson of the audit committee; (ii) Terri White Elk, Michael Di Pietro, and Melissa Barcellos and are expected to be appointed to the compensation committee of the Board, with Ms. Elk expected to be appointed as the chairperson of the compensation committee; and (iii) Melissa Barcellos, Pam Compton and Michael Di Pietro are expected to be appointed to the nominating and corporate governance committee of the Board, with Ms. Barcellos expected to be appointed as the chairperson of the nominating and corporate governance committee.

In connection with the appointment to the Board described above, ADOMANI will enter an indemnification agreement with each such newly appointed director in the form previously adopted by the Board for entry into with ADOMANI’s directors and executive officers, which generally provides for the indemnification of such persons for all reasonable expenses and liabilities, including attorneys’ fees, judgments, penalties, fines and settlement amounts, incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were serving in such capacity, to the extent indemnifiable under the law. The foregoing description of ADOMANI’s standard form of indemnification agreement is a summary only and is qualified in its entirety by reference to the full text thereof, a copy of which was filed as Exhibit 6.8 to the Offering Statement on Form 1-A (File No. 024-10656) filed by the Company with the Securities and Exchange Commission on December 21, 2016, and is incorporated herein by reference.

Other than the Merger Agreement, there are no arrangements or understandings between ADOMANI’s newly appointed directors and any person pursuant to which they were elected. None of ADOMANI’s newly appointed directors has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On March 17, 2021, ADOMANI issued a press release announcing the completion of the Merger, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of ADOMANI, Inc., dated March 17, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOMANI, Inc.

Dated: March 22, 2021	By:	/s/ Michael K. Menerey
Michael K. Menerey
Chief Financial Officer